INCOME TAXES (Details Narrative) - USD ($)	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2022	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021	Dec. 31, 2021	Dec. 31, 2020
Income tax expense	$ 9,563	$ 75,230	$ 216,503	$ 99,409	$ 114,010	$ 377,535
Federal Statutory Income Tax Rate, description					subject to limitation under IRC Section 382. Of the $12.5 million Federal NOL carryforwards, $2.5 million are pre-2018 and begin to expire in 2031. The remaining balance of $10 million, are limited to utilization of 80% of taxable income but do not have an expiration.
Undistributed earnings					$ 1,700,000
Distribution expense					350,300
Valuation allowances						$ 200,000
Net operating loss carry forward					12,513,177
United States [Member]
Net operating loss carry forward					$ 546,683
Expiry					2031